EXHIBIT 24



                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 12th day of August 1994.



                                   \s\Ronald O. Perelman
                                   -----------------------------
                                   RONALD O. PERELMAN

                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of July 1994.



                                   \s\Saul J. Farber, M.D.
                                   ------------------------------
                                   SAUL J. FARBER, M.D.

                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 12th day of August 1994.



                                   \s\Howard Gittis
                                   ------------------------------
                                   HOWARD GITTIS

                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 12th day of August 1994.



                                   \s\Ann Dibble Jordan
                                   ------------------------------
                                   ANN DIBBLE JORDAN

                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 12th day of August 1994.



                                   \s\James R. Maher
                                   ------------------------------
                                   JAMES R. MAHER

                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of July 1994.



                                   \s\David J. Mahoney
                                   ------------------------------
                                   DAVID J. MAHONEY

                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of July 1994.



                                   \s\Paul A. Marks
                                   ------------------------------
                                   PAUL A. MARKS

                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 12th day of August 1994.



                                   \s\Linda Gosden Robinson
                                   ------------------------------
                                   LINDA GOSDEN ROBINSON

                           POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David C. Flaugh, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the National Health Laboratories Holdings Inc. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 12th day of August 1994.



                                   \s\Samuel O. Thier, M.D.
                                   ------------------------------
                                   SAMUEL O. THIER, M.D.